SCHEDULE 14A
                                 (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934

Filed by the Registrant:                          [x]
Filed by a Party other than the Registrant:       [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  ENDOGEN, INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not Applicable
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]   $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
[ ]   $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:_____________________________________________________________

      (2) Aggregate number of securities to which transaction applies:_____________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_________________________________________________________

      (4)  Proposed maximum aggregate value of transaction:_____________________

      (5)  Total fee paid:______________________________________________________

[x]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid: ____________________________________________

      (2)   Form, Schedule or Registration Statement No.: ______________________

      (3)   Filing Party: ______________________________________________________

      (4)   Date Filed: ________________________________________________________

                                      -2-
                                  ENDOGEN, INC.
                               30 COMMERCE WAY
                         WOBURN, MASSACHUSETTS 01801
                             --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on November 6, 1996
                             --------------------

TO THE STOCKHOLDERS:


      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Endogen, Inc., a Massachusetts corporation (the "Corporation"), will be held on Wednesday, November 6, 1996, at 10:00 a.m. at the offices of the Corporation, 6 Gill Street, Woburn, Massachusetts 01801, for the following purposes:


            I. To elect a Board of Directors to serve for the ensuing year and until their respective successors have been duly elected and qualified.

            II. To consider and act upon an amendment to the Corporation's Restated Articles of Organization increasing the number of authorized shares of the Corporation's Common Stock, $.01 par value per share, from 5,000,000 to 10,000,000 shares.

            III. To ratify the selection of the firm of Price Waterhouse LLP as auditors for the fiscal year ending May 3l, 1997.

            IV. To transact such other business as may properly come before the meeting and any adjournments thereof.

      Only stockholders of record at the close of business on September 10, 1996 are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                          By Order of the Board of Directors


                                          DANIEL BURNS
                                          Clerk


Woburn, Massachusetts
September 27, 1996


      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                                ENDOGEN, INC.
                               30 COMMERCE WAY
                         WOBURN, MASSACHUSETTS 01801
                             --------------------

                               PROXY STATEMENT
                             --------------------

                               September 27, 1996


      Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Endogen, Inc., a Massachusetts corporation ("Endogen" or the "Corporation"), with its principal executive offices at 30 Commerce Way, Woburn, Massachusetts 01801, for use at the Annual Meeting of Stockholders and any adjournment thereof (the "Annual Meeting"), to be held on Wednesday, November 6, 1996 at 10:00 a.m. at the offices of the Corporation at 6 Gill Street, Woburn, Massachusetts 01801. It is expected that this proxy statement and the form of proxy will be mailed to stockholders on or about September 27, 1996.


      Only stockholders of record as of September 10, 1996 (the "Record Date") will be entitled to vote at the Annual Meeting and any adjournments thereof. As of September 3, 1996, 2,952,540 shares of Common Stock, $.0l par value per share (the "Common Stock"), of the Corporation were issued and outstanding. Each share of Common Stock outstanding as of the Record Date will be entitled to one vote and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by written notice to the Clerk of the Corporation at any time before it is exercised, by executing a proxy with a later date, or by attending and voting at the Annual Meeting.

      The persons named as proxies in the form of proxy are directors and/or officers of the Corporation. All properly executed proxies returned in time to be counted at the Annual Meeting will be voted as stated below under "Voting Procedures." Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy.

      In addition to the election of directors, the stockholders will consider and vote upon (i) a proposal to amend the Corporation's Restated Articles of Organization to increase the number of authorized shares of Common Stock from 5,000,000 to 10,000,000 shares; and (ii) a proposal to ratify the selection of auditors, as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications and will be voted FOR a respective matter if no specification is indicated.

      The Board of Directors of the Corporation knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the form of proxy.

      An Annual Report to Stockholders, containing financial statements for the fiscal year ended May 31, 1996, is being mailed together with this proxy statement to all stockholders entitled to vote.

                    MANAGEMENT AND PRINCIPAL STOCKHOLDERS

      The following table sets forth as of September 3, 1996 certain information regarding the ownership of shares of the Corporation's Common Stock by (i) each person who, to the knowledge of the Corporation, owned beneficially more than 5% of the shares of Common Stock of the Corporation outstanding at such date ("Principal Stockholders"), (ii) each director and nominee director of the Corporation, (iii) each Named Officer (as defined below) of the Corporation, and
(iv) all directors and executive officers as a group.




                                      Amount and Nature of      Percent of Common
Name and Address of Beneficial Owner  Beneficial Ownership(1)   Stock Outstanding(2)
- ------------------------------------  -----------------------   --------------------

T Cell Diagnostics, Inc. (3)............  389,347                11.65%
  c/o T Cell Sciences, Inc.
  115 Fourth Avenue
  Needham, MA  02194
Owen A. Dempsey (4).....................  297,600                 9.88%
  c/o Endogen, Inc.
  30 Commerce Way
  Woburn, MA 01801
Barber & Bronson Incorporated (5).......  180,000                 5.75%
  2101 W. Commercial Blvd., Ste. 1500
  Ft. Lauderdale, FL 33309
Wallace G. Dempsey (6)..................  171,000                 5.77%
  c/o Endogen, Inc.
  30 Commerce Way
  Woburn, MA 01801
Irwin J. Gruverman (7)..................  107,000                 3.61%
  G&G Diagnostics Corp.
  30 Ossipee Road
  Newton, MA  02164
Wolfgang Woloszczuk (8).................   40,000                 1.35%
  Biomedica GmbH
  Divischgasse 4
  A-1210 Vienna, Austria
Hayden H. Harris (9).....................  25,500                 *
  Enterprise Management, Inc.
  425 North Main Street
  Ann Arbor, MI  48104
All executive officers and directors...   641,300                20.87%
  as a group (6 persons) (10)


- ----------
* Indicates less than 1%

(1) Except as indicated in footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock owned based upon information provided to the Corporation by the directors, officers and Principal Stockholders.

(2) The number of shares of Common Stock deemed outstanding for this calculation includes (i) 2,952,540 shares of Common Stock outstanding on September 3, 1996, and (ii) all Common Stock underlying options, warrants and other convertible securities which are currently exercisable or convertible or will become exercisable or convertible within 60 days of September 3, 1996 by the person or group in question.

(3) Represents shares of Common Stock issuable upon conversion of a convertible subordinated note.

(4) Mr. Dempsey's beneficial ownership includes 59,500 shares issuable upon the exercise of outstanding stock options exercisable on September 3, 1996 or within 60 days thereafter.

(5) Barber & Bronson's beneficial ownership includes 180,000 shares issuable upon the exercise of outstanding warrants exercisable on September 3, 1996 or within 60 days thereafter.

(6) Mr. Dempsey's beneficial ownership includes 12,000 shares issuable upon the exercise of outstanding stock options exercisable on September 3, 1996 or within 60 days thereafter.

(7) Mr. Gruverman's beneficial ownership includes 12,000 shares issuable upon the exercise of outstanding stock options exercisable on September 3, 1996 or within 60 days thereafter and 95,000 shares of Common Stock held by G&G Diagnostics Limited Partnership I ("G&G"). Mr. Gruverman is the sole general partner of G&G and has sole voting and investment power with respect to such shares of Common Stock. Mr. Gruverman disclaims beneficial ownership of all shares held by G&G, except with respect to his pecuniary interest therein, if any.

(8) Dr. Woloszczuk's beneficial ownership includes 12,000 shares issuable upon the exercise of outstanding stock options exercisable on September 3, 1996 or within 60 days thereafter. Excludes 127,000 shares of Common Stock beneficially owned by Biozol Diagnostica Vertriebs GmbH ("Biozol"). Dr. Woloszczuk was an executive officer of Biozol from 1989 until May 1996, and is currently an executive officer of Biomedica GmbH, a 50% owner of Biozol. Dr. Woloszczuk disclaims beneficial ownership of all shares held by Biozol.

(9) Mr. Harris's beneficial ownership includes 25,500 shares issuable upon the exercise of outstanding stock options exercisable on September 3, 1996 or within 60 days thereafter.

(10) Includes 121,000 shares issuable upon the exercise of outstanding stock options exercisable on September 3, 1996 or within 60 days thereafter and 200 shares held by Dennis Walczewski's son. Mr. Walczewski disclaims beneficial ownership of all shares held by his son. Excludes shares indicated as being excluded in note 8.

                                   PROPOSAL I

                            ELECTION OF DIRECTORS

      The directors of the Corporation are elected annually and hold office until the next annual meeting of stockholders and until their successors have been elected and qualified, or until their earlier resignation or removal. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

      Nominated for election to the Corporation's Board of Directors are:
Owen A. Dempsey, Wallace G. Dempsey, Irwin J. Gruverman, Hayden H. Harris and Wolfgang Woloszczuk. Each of the nominees currently serves as a director of the Corporation. A plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. See "Voting Procedures."

      The Board of Directors recommends a vote FOR the nominees set forth above.


Board of Directors Meetings and Committees

The Board of Directors met six times during the fiscal year ended May 31, 1996. The Board of Directors has an Audit Committee, of which Wallace G. Dempsey and Hayden H. Harris are members. The Audit Committee oversees the accounting and tax functions of the Corporation, including matters relating to the appointment and activities of the Corporation's independent auditors. The Audit Committee met four times during the fiscal year ended May 31, 1996. The Board of Directors also has a Compensation Committee, of which Hayden H. Harris and Wolfgang Woloszczuk are members. The Compensation Committee reviews and makes recommendations concerning executive compensation, and administers the Corporation's 1992 Stock Plan together with the Board of Directors. The Compensation Committee has sole authority to grant options under the 1992 Stock Plan to officers and directors entitled to receive options pursuant to Rule 16b-3 of the Securities Exchange Act of 1934, as amended. Options are granted to other eligible participants under the 1992 Stock Plan upon the recommendation of the Compensation Committee with the approval of the Board of Directors. The Compensation Committee also administers the Corporation's 1993 Non-Employee Director Stock Option Plan. The Compensation Committee met four times during the fiscal year ended May 31, 1996. The Board of Directors does not currently have a standing executive or nominating committee. Each of the Corporation's directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and of all Committees on which he served during the fiscal year ended May 31, 1996.


Executive Officers

      Executive officers of the Corporation are elected annually and hold office until the first meeting of the Board of Directors after each annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

               OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth the names of the nominees to be elected at the Annual Meeting and the executives officers of the Corporation, their ages as of September 3, 1996, and the positions currently held by each such person with the Corporation.

                Name                     Age                Position
                ----                     ---                --------
Owen A. Dempsey..................        39      Director, President, Chief
                                                   Executive Officer and
                                                   Treasurer
Dennis Walczewski................        48      Vice President of Sales
Wallace G. Dempsey...............        70      Director
Irwin J. Gruverman...............        63      Director
Hayden H. Harris.................        54      Director
Wolfgang Woloszczuk..............        48      Director

      Owen A. Dempsey has been President, Chief Executive Officer and a director of the Corporation since February 1986. From February 1987 to present he has also served as the Corporation's Treasurer.

      Dennis Walczewski has served as Vice President of Sales of the Corporation since November 1995. From March 1995 until November 1995, Mr. Walczewski served as Director of Sales at T Cell Diagnostics, Inc., a manufacturer of diagnostic kits and reagents for the biotechnology industry. From March 1994 until February 1995, Mr. Walczewski was Vice President of Sales at Tropix, Inc., a producer of research kits and reagents for the biotechnology industry. From March 1987 until January 1994, Mr. Walczewski was Area Sales Manager at Boehringer Mannheim Corporation, a manufacturer of diagnostic kits, clinical lab equipment and products for the biotechnology industry.

      Wallace G. Dempsey has been a director of the Corporation since February 1986. From 1973 until May 1993, he served as the Secretary and General Attorney of International Flavors & Fragrances, Inc. From May 1993 until April 1994, Mr. Dempsey served as a consultant to International Flavors & Fragrances, Inc.

      Irwin J. Gruverman has been a director of the Corporation since November 1990. Since 1982, Mr. Gruverman has been Chairman of the Board and Chief
Executive Officer of Microfluidics International and its predecessor, Biotechnology Development Corp. Since 1990, he has also been a General Partner of G&G Diagnostics Funds which invests in medical diagnostics companies. Mr. Gruverman is also a director of Fiberchem International, Inc., InVitro International and North American Scientific, Inc.

      Hayden H. Harris has been a director of the Corporation since March 1993 and Chairman of the Board since November 1995. Since 1977, Mr. Harris has been President and a director of Enterprise Management, Inc., a venture capital management and consulting company. From 1990 to present, Mr. Harris has been Chairman of the Board and Chief Executive Officer of Software Services Corporation, a provider of contract software services, and since 1995 he has served as President and a director of EDM, Inc., a venture capital management company.

      Wolfgang Woloszczuk has been a director of the Corporation since November 1990. Dr. Woloszczuk has also served as an executive officer of Biomedica GmbH since 1982, of Bionova Handels GmbH since 1988, and of Biocis Handels GmbH since 1994. Dr. Woloszczuk was an executive officer of Biozol Diagnostica Vertriebs GmbH from 1989 until May 1996. In addition, Dr. Woloszczuk has been a Professor of medicinal chemistry at the University of Vienna since 1989.

Family Relationships

      Wallace G. Dempsey is the father of Owen A. Dempsey. There are no other family relationships among directors or executive officers of Endogen.

                       COMPENSATION AND OTHER INFORMATION
                      CONCERNING DIRECTORS AND OFFICERS

Executive Compensation

      The following table summarizes the compensation paid or accrued by the Corporation for services rendered for its fiscal year ended May 31, 1996 to Owen
A. Dempsey, the Corporation's President, Chief Executive Officer and Treasurer (the "Named Officer"). No other executive officer earned a total salary and bonus exceeding $100,000 during the fiscal year ended May 31, 1996. The Corporation did not grant any restricted stock awards or stock appreciation rights and did not make any long-term incentive plan payouts during the fiscal year ended May 31, 1996.

                           SUMMARY COMPENSATION TABLE



                                                                     Long Term Compensation
                                                              -----------------------------------
                                  Annual Compensation         Securities
                                  -------------------         Underlying            All
Name and Principal Position   Year    Salary ($)  Bonus ($)   Options (#)   Other Compensation(1)
- ---------------------------   ----    ----------  ---------   ----------    ---------------------
Owen A. Dempsey               1996   $100,000     $34,763       24,000             $552
  President, Chief            1995    100,000      32,982       20,000              552
  Executive                   1994    100,000      15,000       50,000              552
  Officer and Treasurer

- ----------
(1) This amount reflects the dollar value of insurance premiums paid by the Corporation with respect to term life insurance for the benefit of the Named Officer. The Named Officer has no interest in the cash surrender value of the insurance policy.

Options

      The following table sets forth certain information concerning stock options granted during the fiscal year ended May 31, 1996 to the Named Officer.

                   OPTIONS GRANTED IN THE LAST FISCAL YEAR


                      Number of      % of Total
                     Securities    Options Granted
                     Underlying    to Employees in   Exercise     Expiration
       Name        Options Granted   Fiscal Year       Price          Date
       ----        --------------- ---------------   --------     ----------
Owen A. Dempsey        12,000             --           $3.94        11/15/05
                       12,000          9.86%(1)        $3.88         5/23/06

- ----------
(1) Represents all options (24,000) granted to Mr. Dempsey during fiscal year ended May 31, 1996 as a percentage of the total options granted to employees during the same period. A total of 243,500 options were granted to employees in fiscal year 1996. Percentages do not take into account the 22,000 options which were granted to consultants during fiscal year 1996.

      The following table sets forth certain information concerning stock options held by the Named Officer on May 31, 1996. No stock options were exercised by the Named Officer during the fiscal year ended May 31, 1996.

                       AGGREGATED UNEXERCISED OPTIONS AND
                        FISCAL YEAR-END OPTION VALUES


                    Number of Securities               Value of Unexercised
                  Underlying Unexercised               In-The-Money Options
              Options at May 31, 1996 (Shares)        at May 31, 1996 ($) (1)
              --------------------------------       -----------------------
    Name            Exercisable    Unexercisable    Exercisable  Unexercisable
    ----            -----------    -------------    -----------  -------------
Owen A. Dempsey        42,000          64,000        $116,930       $123,910

- -----------------
(1) Value is based on the difference between the fair market value of the Corporation's Common Stock on May 31, 1996 ($4.75 per share, the closing price of the Corporation's Common Stock on the Nasdaq SmallCap Market on such date) and the option exercise price multiplied by the number of shares of Common Stock underlying the options.

Compensation of Directors

      Each non-employee director of the Corporation is entitled to $500, plus all reasonable expenses, for each meeting of the Corporation's Board of Directors and each Committee meeting that he attends. In addition, pursuant to the Corporation's 1993 Non-Employee Director Stock Option Plan (the "Director Plan"), once a year each non-employee director is automatically, without further action by the Board, granted an option to purchase 6,000 shares of the Corporation's Common Stock. The exercise price per share of all options granted under the Director Plan is equal to 100% of the fair market value of the Corporation's Common Stock on the date such options are granted. Options granted under the Director Plan are exercisable as to one-third of the shares subject to such option on the date of grant and as to an additional one-third of the shares subject to the option on each successive anniversary of the date of grant, provided that the optionee has continuously served as a member of the Board of Directors through such date. Notwithstanding the foregoing, those options which were granted under the Director Plan on November 12, 1993 were fully vested and exercisable in full on the date of such grant.


      The Chairman of the Corporation's Board of Directors is entitled to an additional $500 per meeting of the Board of Directors and $500 for each meeting with the Corporation's President and Chief Executive Officer that is not a Board or Committee meeting. Moreover, in addition to his annual option grant under the Director Plan, the Chairman also received an option to purchase 6,000 shares of the Corporation's Common Stock pursuant to the Corporation's 1992 Stock Plan. These options were granted at an exercise price equal to 100% of the fair market value of the Corporation's Common Stock as of the date of grant. Provided that the Chairman continues to serve the Corporation in the capacity of employee, officer, director or consultant, the options shall vest over a period of one year from the date of grant, in four equal quarterly installments.

Stock Option Plans


      1992 Stock Plan

      The Corporation's 1992 Stock Plan (the "1992 Plan") was adopted by the Board of Directors on August 10, 1992 and was approved by the stockholders on March 1, 1993. The 1992 Plan was amended by the stockholders on November 12, 1993 to increase the aggregate number of shares of Common Stock authorized for issuance under the 1992 Plan from 368,499 to 768,499 shares. The 1992 Plan is an amendment and restatement of the Corporation's 1989 Stock Plan which was adopted by the Board of Directors in March 1989 and approved by the stockholders in June 1989.




      1993 Non-Employee Director Stock Option Plan

      The Corporation's 1993 Non-Employee Director Stock Option Plan was adopted by the Board of Directors on August 16, 1993 and was approved by the stockholders on November 12, 1993. 200,000 shares of the Corporation's Common Stock are authorized for issuance under the Director Plan. The Director Plan was amended by the stockholders on October 27, 1994 to eliminate the acceleration of vesting of options granted thereunder in the event of a consolidation or acquisition of the Corporation.



Section 16(a) Beneficial Ownership Reporting Compliance

     Based on its review of the forms it received, or written representations from these individuals, the Corporation believes that, since May 31, 1995, all
Section 16(a) filing requirements were met, with the exception of (i) seven late reports by Irving A. Berstein, a former director of the Corporation, covering twenty transactions that were not reported on a timely basis (largely exempt transactions and transactions by Dr. Berstein's son who shares his household),
(ii) two late reports by Owen A. Dempsey, President, Chief Executive Officer, Treasurer and director of the Corporation, covering two transactions that were not reported on a timely basis, (iii) one late report by Dennis Walczewski, an officer of the Corporation, covering one transaction that was not reported on a timely basis, and (iv) one late report by Wolfgang Woloszczuk, a director of the Corporation, covering two transactions that were not reported on a timely basis.



                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On March 4, 1996, the Corporation entered into an asset purchase agreement (the "Asset Purchase Agreement") with T Cell Diagnostics, Inc., a Delaware corporation ("TCD") and T Cell Sciences, Inc., a Delaware corporation ("TCS") pursuant to which the Corporation purchased on such date (i) substantially all of the operating assets of TCD, a wholly-owned subsidiary of TCS, in exchange for a $1,900,000 Secured Subordinated Convertible Note (the "Convertible Note") payable to the order of TCD and additional payments, if any, not determinable at the time of such acquisition which will be based on the increase in net sales over a period of two years following the acquisition of certain of the products acquired from TCD from the sales levels attained by TCD prior to the acquisition, and (ii) certain facility improvements and equipment of TCS used in the operation of TCD in exchange for $528,341 (plus interest of $889.85) cash paid to Fleet Credit Corp. on behalf of TCS and a promissory note for $452,153.32 payable to the order of TCS. Pursuant to the terms of the Asset Purchase Agreement, the principal amount due under the Convertible Note was subsequently increased from $1,900,000 to $2,002,978 to reflect certain post-closing adjustments to the purchase price. As amended, the Convertible Note was convertible into 432,608 shares of the Corporation's Common Stock. On September 1, 1996 Endogen paid down a portion of the Convertible Note equal to $200,297.80 plus interest. Consequently, the Convertible Note is presently convertible into 389,347 shares of the Corporation's Common Stock. The assets acquired by the Corporation included all operating assets of TCD relating to its research product lines and diagnostic products other than its TRAx diagnostic product line. TCS retained ownership of TCD's TRAx diagnostic product line and all related technology, however, the Corporation and TCS have agreed to enter into a manufacturing agreement whereby the Corporation will manufacture the TRAx diagnostic products for TCS on a contract basis for a five-year period. The purchase price and terms of the acquisition were determined in arms-length negotiations between the parties. The acquisition was accounted for as a purchase. TCD, by virtue of its ownership of the Convertible Note, is a Principal Stockholder of the Corporation.


      In 1991, the Corporation entered into a distribution and supply agreement with Biozol Diagnostica Vertriebs GmbH ("Biozol") under which Biozol has exclusively distributed the Corporation's products to individual country distributors in certain European countries. Effective September 1, 1996, the agreement has been amended so that the Corporation will distribute its products directly to individual country distributors in Europe. Biozol will continue as the Corporation's exclusive distributor in Germany. Wolfgang Woloszczuk, a director of the Corporation, was an executive officer of Biozol from 1989 until May 1996, and is currently an executive officer of Biomedica GmbH, a 50% owner of Biozol.

                                 PROPOSAL II


                       PROPOSAL TO AMEND THE CORPORATION'S
                        RESTATED ARTICLES OF ORGANIZATION


      On August 27, 1996, the Board of Directors recommended to the stockholders that the Corporation amend the Corporation's Restated Articles of Organization, as amended (the "Charter"), to increase the number of authorized shares of Common Stock, $.01 par value per share, from 5,000,000 to 10,000,000 shares. Shares of the Corporation's Common Stock, including the additional shares proposed for authorization, do not have preemptive or similar rights.

      As of May 31, 1996, there were 2,949,346 shares issued and outstanding and approximately 1,527,557 shares reserved for future issuance pursuant to the Corporation's stock plans, outstanding stock options and warrants and a convertible note. If the amendment to the Charter is approved, the Board of Directors will have the authority to issue approximately 5,523,097 additional shares of Common Stock without further stockholder approval. The Board of Directors does not intend to solicit stockholder approval before issuing additional shares of Common Stock. The Board of Directors believes that the authorized number of shares of Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors to be necessary or desirable. These purposes may include, without limitation: raising capital through the sale of shares of Common Stock; acquiring other businesses in exchange for shares of Common Stock; entering into collaborative research and development arrangements with other companies in which shares of Common Stock or the right to acquire shares of Common Stock are part of the consideration; attracting and retaining valuable employees by the issuance of additional stock options; and other transactions involving the use of Common Stock. Since this proposal to increase the number of authorized shares of Common Stock is not being made in connection with any specific transaction, the Corporation cannot at this time describe the transaction in which the newly authorized shares will be issued. At present, however, the Corporation has no commitments, agreements or undertakings to issue any additional shares for any purpose other than those mentioned herein.

      The issuance of additional shares of Common Stock could have the effect of diluting earnings per share and book value per share, which could adversely affect the rights and interests of Corporation's existing stockholders.

Issuance of additional shares of Common Stock could be used by the Corporation to make a change in control of the Corporation more difficult or costly by diluting stock ownership of persons seeking to obtain control of the Corporation. The Corporation is not aware, however, of any pending or threatened efforts to obtain control of the Corporation.

      The Board of Directors recommends a vote FOR the approval of the amendment to the Corporation's Restated Articles of Organization.


                                  PROPOSAL III

                      RATIFICATION OF SELECTION OF AUDITORS

      The Board of Directors has selected the firm of Price Waterhouse LLP, independent certified public accountants, to serve as auditors for the fiscal year ending May 31, 1997. Price Waterhouse LLP has served as the Corporation's auditors since the fiscal year ended May 31, 1990. It is expected that a member of the firm will be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. Stockholder ratification of the Corporation's independent public accountants is not required under Massachusetts law or under the Corporation's Restated Articles of Organization or its By-Laws. If the stockholders do not ratify the selection of Price Waterhouse LLP as the Corporation's independent public accountants for the fiscal year ended May 31, 1997, the Corporation's Board of Directors will evaluate what would be in the best interests of the Corporation and its stockholders and consider whether to select new independent public accountants for the current fiscal year or whether to wait until the completion of the audit for the current fiscal year before changing independent public accountants.

      The Board of Directors recommends a vote FOR the ratification of this selection.

                                VOTING PROCEDURES

      The presence, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld from any nominee for director, or which contain one or more abstentions or broker "non-votes," are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

      Proposal I. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting. The five nominees receiving the highest number of affirmative votes of the shares present, in person or represented by proxy, and voting on the election of directors at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward such nominee's achievement of a plurality.

      Proposal II. An amendment to the Corporation's Restated Articles of Organization to increase the number of authorized shares of Common Stock requires the affirmative vote of a majority of all outstanding shares of the Corporation's Common Stock. Shares voted to abstain, and shares subject to broker "non-votes," since they are not affirmative votes, have the practical effect of a vote "against" the proposal to amend the Restated Articles of Organization of the Corporation.

      For all other matters being submitted to stockholders at the Annual Meeting, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter is required for approval. Shares voted to abstain, since they are not affirmative votes for the matter, will have the same effect as votes "against" the matter. Shares subject to broker "non-votes" are not considered to have been voted for the particular matter and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.


                              STOCKHOLDER PROPOSALS

      Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next annual meeting of stockholders of the Corporation must be received at the Corporation's principal executive offices not later than May 30, 1997. In order to curtail controversy as to the date on which a proposal was received by the Corporation, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested.


                            EXPENSES AND SOLICITATION

      The cost of solicitation of proxies will be borne by the Corporation. Proxies will be solicited principally through the mails. Further solicitation of proxies from some stockholders may be made by directors, officers and regular employees of the Corporation personally, by telephone, telegraph or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses will be paid for any such further solicitation. In addition, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Corporation registered in the name of a nominee. The Corporation will reimburse such persons for their reasonable out-of-pocket costs.


                           ANNUAL REPORT ON FORM 10-K

      Copies of the Corporation's Annual Report on Form 10-K for the fiscal year ended May 31, 1996, as filed with the Securities and Exchange Commission, are available to stockholders without charge upon written request addressed to Daniel Burns, Clerk, Endogen, Inc., 30 Commerce Way, Woburn, Massachusetts 01801.

                                                            APPENDIX A

                                ENDOGEN, INC.

        Annual Meeting of Stockholders to be held on November 6, 1996


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Owen A. Dempsey, Wallace G. Dempsey and Irwin J. Gruverman, and each of them, with full power of substitution, as proxies to represent and vote all shares of stock of Endogen, Inc. (the "Corporation") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Corporation to be held on November 6, 1996, at 10:00 a.m., at the offices of the Corporation at 6 Gill Street, Woburn, Massachusetts 01801, and at all adjournments thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated September 27, 1996, a copy of which has been received by the undersigned. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof. Each of Items 1 through 4 is proposed by the Corporation.



THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE PROPOSALS IN ITEMS 2 AND 3 AND IN THE JUDGMENT OF THE HOLDER OF THIS PROXY FOR ALL OTHER MATTERS.




                                SEE REVERSE SIDE

|X|  Please mark votes as in this example.


The Board of Directors recommends a vote FOR the proposals in Items 1 through 3.



1. To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified, or until their earlier resignation or removal.


      Nominees:  Owen A. Dempsey, Wallace G.Dempsey, Irwin J. Gruverman,
                 Hayden H. Harris and Wolfgang Woloszczuk

                 FOR  [ ]              WITHHELD  [ ]


      -----------------------------------------------------------------
      For, except vote withheld from the following nominee(s)


2. To approve an amendment to the Corporation's Restated Articles of Organization increasing the number of authorized shares of Common Stock, $.01 par value per share, of the Corporation from 5,000,000 to 10,000,000 shares.

                 FOR  [ ]              AGAINST  [ ]              ABSTAIN  [ ]


3. To ratify the selection of the firm of Price Waterhouse LLP as auditors for the fiscal year ending May 31, 1997.

                 FOR  [ ]              AGAINST  [ ]              ABSTAIN  [ ]


4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.




[ ]   MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

- ---------------------------------------

- ---------------------------------------

Please sign this Proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Attorney, executor, administrator, trustee or guardian must give full title as such. If a corporation or partnership, the signature should be that of an authorized person who should state his or her title.

- ------------------------------------------   Date:______________________, 1996
      Signature of Stockholder

- ------------------------------------------   Date:______________________, 1996
      Signature if held jointly

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

I/We will attend the meeting.    [ ] YES      [ ] NO